UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 20, 2014

Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, California		90045
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Andrzej Matyczynski, our Company’s chief financial officer, will be retiring from the Company, effective September 1, 2014.  His resignation was accepted on June 20, 2014, by the Company’s Chief Executive Officer.  In connection with his resignation, the Company will pay Mr. Matyczynski severance equal to six months’ base salary upon the end of his employment with the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is filed herewith and incorporated herein by reference.

99.1  Press Release of Reading International, Inc. dated June 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: June 20, 2014	By:	/s/ Frank Chang
	Name:	Frank Chang
	Title:	Financial Reporting Manager